Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of FuelCell Energy, Inc. (the “Company”) on Form 10-K for the year ended October 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason B. Few, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 20, 2022	/s/ Jason B. Few
Jason B. Few President and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.